UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 19, 2009, Luna Innovations Incorporated (the “Company”) received a notice of deficiency from the NASDAQ Stock Market (“NASDAQ”) listing qualifications department staff (the “Staff”), indicating that the Company no longer complied with all of the quantitative standards for continued listing on the NASDAQ Global Market. The Staff noted that the Company’s May 15, 2009 filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2009 (the “Form 10-Q”) reported stockholders’ equity deficit of $25,771,460, and as a result the Company no longer complies with NASDAQ Marketplace Rule 5450(b)(1)(A). Such rule specifies that an issuer must maintain stockholders’ equity of at least $10 million. The Staff also noted that the Company also does not meet the alternative maintenance standard 2 under NASDAQ Marketplace Rule 5450(b)(2).

The Company had previously notified the Staff of the aforementioned deficiency in connection with its filing of the Form 10-Q and disclosed such notification in Part II, Item 5 of the Form 10-Q.

Pursuant to NASDAQ Marketplace Rule 5810(c)(2), the Staff has permitted the Company until June 3, 2009 to submit a plan to regain compliance with the continued listing standards. If the Company’s plan to regain compliance is approved by the Staff, the Company may be granted an extension to regain compliance for an undetermined period that may not extend later than September 1, 2009, which is 105 days from the date of the Staff’s original deficiency notice. If the Company is unable to regain compliance within the permitted time period or the Staff elects not to grant the Company an extension, the Staff may determine to delist the Company’s shares of common stock from the NASDAQ Global Market and to suspend trading effective at a future date. If the Company receives a delisting determination notice, the Company intends to request a hearing by a NASDAQ Listing Qualifications Panel to appeal such determination of delisting.

A copy of the press release issued by the Company dated May 19, 2009 announcing the Staff’s notice of deficiency and other compliance matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Talfourd H. Kemper, Jr.
Talfourd H. Kemper, Jr. Vice President and General Counsel

Date: May 19, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 19, 2009